Exhibit 21
Consolidated Subsidiaries
of
Tenet Healthcare Corporation
as of December 31, 2021

Name of Entity	State or Other Jurisdiction of Formation
601 N 30th Street I, L.L.C.	Delaware
601 N 30th Street II, L.L.C.	Nebraska
601 N 30th Street III, Inc.	Nebraska
The 6300 West Roosevelt Partnership	Illinois
Abrazo Health Network EP Clinical Services, LLC	Arizona
Advantage Health Care Management Company, LLC	Delaware
Advantage Health Network, Inc.	Florida
AHM Acquisition Co., Inc.	Delaware
Alabama Cardiovascular Associates, L.L.C.	Alabama
Alabama Hand and Sports Medicine, L.L.C.	Alabama
Alvarado Hospital Medical Center, Inc.	California
AMC/North Fulton Urgent Care #1, L.L.C.	Georgia
AMC/North Fulton Urgent Care #2, L.L.C.	Georgia
AMC/North Fulton Urgent Care #3, L.L.C.	Georgia
AMC/North Fulton Urgent Care #4, L.L.C.	Georgia
AMC/North Fulton Urgent Care #5, L.L.C.	Georgia
American Medical (Central), Inc.	California
AMI/HTI Tarzana Encino Joint Venture	Delaware
AMI Information Systems Group, Inc.	California
Amisub (Heights), Inc.	Delaware
Amisub (Hilton Head), Inc.	South Carolina
Amisub (North Ridge Hospital), Inc.	Florida
Amisub of California, Inc.	California
Amisub of North Carolina, Inc.	North Carolina
Amisub of South Carolina, Inc.	South Carolina
Amisub of Texas, Inc.	Delaware
Amisub (SFH), Inc.	Tennessee
Amisub (Twelve Oaks), Inc.	Delaware
Anaheim Hills Medical Imaging, L.L.C.	California
Anaheim MRI Holding, Inc.	California
Arizona Care Network – Next, L.L.C.	Arizona
Arizona Health Partners, LLC	Arizona
Asia Outsourcing US, Inc.	Delaware
Atlanta Medical Center, Inc.	Georgia
Atlanta Medical Center Interventional Neurology Associates, L.L.C.	Georgia
Atlanta Medical Center Neurosurgical & Spine Specialists, L.L.C.	Georgia
Atlanta Medical Center Physician Group, L.L.C.	Georgia
Baptist Accountable Care, LLC	Texas
Baptist Diagnostics, LLC	Delaware
Baptist Health Centers, LLC	Delaware

Name of Entity	State or Other Jurisdiction of Formation
Baptist Physician Alliance ACO, LLC	Alabama
Baptist Physician Alliance, LLC	Alabama
BBH BMC, LLC	Delaware
BBH CBMC, LLC	Delaware
BBH DevelopmentCo, LLC	Delaware
BBH NP Clinicians, Inc.	Delaware
BBH PBMC, LLC	Delaware
BBH SBMC, LLC	Delaware
BBH WBMC, LLC	Delaware
BCDC EmployeeCO, LLC	Delaware
BHC-Talladega Pediatrics, LLC	Alabama
BHS Accountable Care, LLC	Delaware
BHS Affinity, LLC	Delaware
BHS Integrated Physician Partners, LLC	Delaware
BHS Physician Performance Network, LLC	Delaware
BHS Physicians Alliance for ACE, LLC	Delaware
BHS Physicians Network, Inc.	Texas
BHS Specialty Network, Inc.	Texas
Bluffton Okatie Primary Care, L.L.C.	South Carolina
Broad River Primary Care, L.L.C.	South Carolina
Brookwood Ancillary Holdings, Inc.	Delaware
Brookwood Baptist Health 1, LLC	Delaware
Brookwood Baptist Health 2, LLC	Delaware
Brookwood Baptist Imaging, LLC	Delaware
Brookwood Center Development Corporation	Alabama
Brookwood Development, Inc.	Alabama
Brookwood Diagnostic Imaging Center, LLC	Delaware
Brookwood Garages, L.L.C.	Alabama
Brookwood Health Services, Inc.	Alabama
Brookwood Home Health, LLC	Alabama
Brookwood – Maternal Fetal Medicine, L.L.C.	Alabama
Brookwood Occupational Health Clinic, L.L.C.	Alabama
Brookwood Parking Associates, Ltd.	Alabama
Brookwood Primary Care Cahaba Heights, L.L.C.	Alabama
Brookwood Primary Care – Homewood, L.L.C.	Alabama
Brookwood Primary Care Hoover, L.L.C.	Alabama
Brookwood Primary Care – Inverness, L.L.C.	Alabama
Brookwood Primary Care – Mountain Brook, L.L.C.	Alabama
Brookwood Primary Care – Oak Mountain, L.L.C.	Alabama
Brookwood Primary Care The Narrows, L.L.C.	Alabama

Name of Entity	State or Other Jurisdiction of Formation
Brookwood Primary Care – Vestavia, L.L.C.	Alabama
Brookwood Primary Network Care, Inc.	Alabama
Brookwood Specialty Care – Endocrinology, L.L.C.	Alabama
Brookwood Sports and Orthopedics, L.L.C.	Alabama
Brookwood Women’s Care, L.L.C.	Alabama
Brookwood Women’s Diagnostic Center, LLC	Delaware
BT East Dallas JV, LLP	Texas
BW Cardiology, LLC	Delaware
BW Cyberknife, LLC	Delaware
BW Hand Practice, LLC	Delaware
BW Office Buildings, LLC	Delaware
BW Parking Decks, LLC	Delaware
BW Physician Practices, LLC	Delaware
BW Retail Pharmacy, LLC	Delaware
BW Sports Practice, LLC	Delaware
C7 Technologies, LLC	Delaware
Camp Creek Urgent Care, L.L.C.	Georgia
Cardiology Physicians Associates, L.L.C.	North Carolina
Cardiology Physicians Corporation, L.L.C.	North Carolina
Cardiovascular & Thoracic Surgery Associates, L.L.C.	South Carolina
Cardiovascular Clinical Excellence at Sierra Providence, LLC	Texas
Catawba-Piedmont Cardiothoracic Surgery, L.L.C.	South Carolina
Cedar Hill Primary Care, L.L.C.	Missouri
Center for Advanced Research Excellence, L.L.C.	Florida
Center for the Urban Child, Inc.	Pennsylvania
Central Carolina-IMA, L.L.C.	North Carolina
Central Carolina Physicians – Sandhills, L.L.C.	North Carolina
Central Valley Quality Alliance, LLC	Delaware
Central Texas Corridor Hospital Company, LLC	Delaware
CGH GP, Inc.	Florida
CGH Hospital, Ltd.	Florida
Chalon Living, Inc.	Arizona
CHN Holdings, LLC	Delaware
CHVI Tucson Holdings, LLC	Delaware
CML-Chicago Market Labs, Inc.	Delaware
Coast Healthcare Management, LLC	California
Coastal Carolina Medical Center, Inc.	South Carolina
Coastal Carolina Physician Practices, LLC	Delaware
Coastal Carolina Pro Fee Billing, L.L.C.	South Carolina
Commonwealth Continental Health Care, Inc.	Florida

Name of Entity	State or Other Jurisdiction of Formation
Community Connection Health Plan, Inc.	Arizona
Community Hospital of Los Gatos, Inc.	California
Conifer Care Continuum Solutions, LLC	Maryland
Conifer Ethics and Compliance, Inc.	Delaware
Conifer Global Business Center, Inc.	Republic of the Philippines
Conifer Global Holdings, Inc.	Delaware
Conifer Health Solutions, LLC	Delaware
Conifer Holdings, Inc.	Delaware
Conifer Patient Communications, LLC	Florida
Conifer Physician Services Holdings, Inc.	Delaware
Conifer Physician Services, Inc.	Illinois
Conifer Revenue Cycle Solutions, LLC	California
Conifer Value-Based Care, LLC	Maryland
CRNAs of Michigan	Michigan
Delray Medical Center, Inc.	Florida
Delray Medical Physician Services, L.L.C.	Florida
Desert Regional Medical Center, Inc.	California
Des Peres Physician Network, LLC	Missouri
Detroit Education & Research	Michigan
DigitalMed, Inc.	Delaware
Dignity/Abrazo Health Network, LLC	Arizona
DMC Detroit Receiving Hospital Premier Clinical Co-Management Services, LLC	Michigan
DMC Education & Research	Michigan
DMC Harper University Hospital Premier Clinical Co-Management Services, LLC	Michigan
DMC Huron Valley-Sinai Hospital Premier Clinical Management Services, LLC	Michigan
DMC Imaging, L.L.C.	Florida
Doctors Hospital of Manteca, Inc.	California
Doctors Medical Center Neurosciences Clinical Co-Management, LLC	California
Doctors Medical Center of Modesto, Inc.	California
Doctors Medical Center Orthopedics Clinical Co-Management, LLC	California
East Cobb Urgent Care, LLC	Georgia
East Cooper Coastal Family Physicians, L.L.C.	South Carolina
East Cooper Community Hospital, Inc.	South Carolina
East Cooper Hyperbarics, L.L.C.	Delaware
East Cooper OB/GYN, L.L.C.	South Carolina
East Cooper Physician Network, LLC	South Carolina
East Cooper Primary Care Physicians, L.L.C.	South Carolina
Emerus/BHS SA Hausman, LLC	Texas
Emerus/BHS SA Kelly, LLC	Texas
Emerus/BHS SA, LLC	Texas
Emerus BHS/SA NW Military, LLC	Texas
Emerus/BHS SA Overlook Parkway, LLC	Texas
Emerus/BHS SA Schertz, LLC	Texas
Emerus BHS/SA Southside, LLC	Texas

Name of Entity	State or Other Jurisdiction of Formation
Emerus/BHS SA Thousand Oaks, LLC	Texas
Emerus/BHS SA Westover Hills, LLC	Texas
Enterprise Research Solutions, LLC	Texas
EPHC, Inc.	Texas
First Choice Physician Partners	California
FMCC Network Contracting, L.L.C.	Florida
FMC Medical, Inc.	Florida
Fort Bend Clinical Services, Inc.	Texas
Fountain Valley Regional Hospital and Medical Center	California
Fountain Valley Surgery Center, LLC	California
FREH Real Estate, L.L.C.	Florida
FRS Imaging Services, L.L.C.	Florida
FryeCare Boone, L.L.C.	North Carolina
FryeCare Morganton, L.L.C.	North Carolina
FryeCare Physicians, L.L.C.	North Carolina
FryeCare Valdese, L.L.C.	North Carolina
FryeCare Watauga, L.L.C.	North Carolina
FryeCare Women’s Services, L.L.C.	North Carolina
Frye Regional Medical Center, Inc.	North Carolina
Gardendale Surgical Associates, LLC	Alabama
Gastric Health Institute, L.L.C.	Georgia
Georgia Gifts From Grace, L.L.C.	Georgia
Georgia North Fulton Healthcare Associates, L.L.C.	Georgia
Georgia Northside Ear, Nose and Throat, L.L.C.	Georgia
Georgia Physicians of Cardiology, L.L.C.	Georgia
Georgia Spectrum Neurosurgical Specialists, L.L.C.	Georgia
Good Samaritan Medical Center, Inc.	Florida
Good Samaritan Surgery, L.L.C.	Florida
Graystone Family Healthcare – Tenet North Carolina, L.L.C.	North Carolina
Greater Dallas Healthcare Enterprises	Texas
Greater Northwest Houston Enterprises	Texas
Greystone Internal Medicine – Brookwood, L.L.C.	Alabama
Gulf Coast Community Hospital, Inc.	Mississippi
Hardeeville Medical Group, L.L.C.	South Carolina
Hardeeville Primary Care, L.L.C.	South Carolina
Harlingen Physician Network, Inc.	Texas
Harper-Hutzel AHP Services, Inc.	Michigan
HC Hialeah Holdings, Inc.	Florida
HCH Tucson Holdings, LLC	Delaware
HCN Emerus El Paso, LLC	Texas
HCN Emerus Management Sub, LLC	Texas
HCN Emerus Texas, LLC	Texas
HCN EP Horizon City, LLC	Texas
HCN EP Lee Trevino, LLC	Texas

Name of Entity	State or Other Jurisdiction of Formation
HCN EP Northeast, LLC	Texas
HCN EP Sunland Park, LLC	Texas
HCN Laboratories, Inc.	Texas
HCN Physicians, Inc.	Texas
HCN Surgery Center Holdings, Inc.	Delaware
HDMC Holdings, L.L.C.	Delaware
Health & Wellness Surgery Center, L.P.	California
Healthcare Compliance, LLC	District of Columbia
The Healthcare Insurance Corporation	Cayman Islands
Healthcare Network Alabama, Inc.	Delaware
Healthcare Network CFMC, Inc.	Delaware
Healthcare Network DPH, Inc.	Missouri
Healthcare Network Georgia, Inc.	Delaware
Healthcare Network Holdings, Inc.	Delaware
Healthcare Network Hospitals (Dallas), Inc.	Delaware
Healthcare Network Hospitals, Inc.	Delaware
Healthcare Network Louisiana, Inc.	Delaware
Healthcare Network Missouri, Inc.	Delaware
Healthcare Network North Carolina, Inc.	Delaware
Healthcare Network South Carolina, Inc.	Delaware
Healthcare Network Tennessee, Inc.	Delaware
Healthcare Network Texas, Inc.	Delaware
Healthcare SMG I, L.L.C.	Florida
Healthcare SMG II, L.L.C.	Florida
Healthcare SMG IV, L.L.C.	Florida
Healthcare UC Holdings, Inc.	Delaware
The Healthcare Underwriting Company, a Risk Retention Group	Vermont
HealthCorp Network, Inc.	Delaware
Healthpoint of North Carolina, L.L.C.	North Carolina
Health Services CFMC, Inc.	Texas
Health Services HNMC, Inc.	Delaware
Health Services Network Care, Inc.	Delaware
Health Services Network Hospitals, Inc.	Delaware
Health Services Network Texas, Inc.	Delaware
Heart and Vascular Institute of Michigan	Michigan
Hialeah Real Properties, Inc.	Florida
Hickory Family Practice Associates - Tenet North Carolina, L.L.C.	North Carolina
Hilton Head Health System, L.P.	South Carolina
Hilton Head Regional Healthcare, L.L.C.	South Carolina
Hilton Head Regional OB/GYN Partners, L.L.C.	South Carolina
Hilton Head Regional Physician Network – Georgia, L.L.C.	Georgia
Hilton Head Regional Physician Network, LLC	South Carolina
Hitchcock State Street Real Estate, Inc.	California
HNMC, Inc.	Delaware

Name of Entity	State or Other Jurisdiction of Formation
HNW GP, Inc.	Delaware
HNW LP, Inc.	Delaware
Holy Cross Hospital, Inc.	Arizona
Home Health Partners of San Antonio, LLC	Texas
Hoover Doctors Group, Inc.	Alabama
Hoover Land, LLC	Delaware
Hospital Development of West Phoenix, Inc.	Delaware
Hospital RCM Services, LLC	Texas
Houston Northwest Partners, Ltd.	Texas
Houston Specialty Hospital, Inc.	Texas
Houston Sunrise Investors, Inc.	Delaware
HSRM International, Inc.	California
The Huron Corporation	District of Columbia
Imaging Center at Baxter Village, L.L.C.	South Carolina
InforMed Insurance Services, LLC	Maryland
International Health and Wellness, Inc.	Florida
JFK Memorial Hospital, Inc.	California
Journey Home Healthcare of San Antonio, LLC	Texas
Laguna Medical Systems, Inc.	California
Lake Health Care Facilities Inc.	Delaware
LakeFront Medical Associates, LLC	Delaware
Lakewood Regional Medical Center, Inc.	California
Lifemark Hospitals, Inc.	Delaware
Lifemark Hospitals of Florida, Inc.	Florida
Lifemark Hospitals of Louisiana, Inc.	Louisiana
Los Alamitos Medical Center, Inc.	California
MacNeal Management Services, Inc.	Illinois
MacNeal Medical Records, Inc.	Delaware
MacNeal Physicians Group, LLC	Delaware
Magnetic Resonance Imaging of San Luis Obispo, Inc.	California
Meadowcrest Hospital, LLC	Louisiana
Medplex Outpatient Medical Centers, Inc.	Alabama
Memphis Urgent Care #1, L.L.C.	Tennessee
Memphis Urgent Care #2, L.L.C.	Tennessee
MetroWest HomeCare & Hospice, LLC	Massachusetts
Michigan Pioneer ACO, LLC	Delaware
Michigan Regional Imaging, LLC	Michigan
Midwest Pharmacies, Inc.	Illinois
Mobile Imaging Management, LLC	Michigan
Mobile Technology Management, LLC	Michigan
Modesto Radiology Imaging, Inc.	California
Nacogdoches ASC-LP, Inc.	Delaware
National Ancillary, Inc.	Texas

Name of Entity	State or Other Jurisdiction of Formation
National ASC, Inc.	Delaware
National Diagnostic Imaging Centers, Inc.	Texas
National HHC, Inc.	Texas
National Home Health Holdings, Inc.	Delaware
National ICN, Inc.	Texas
National Imaging Center Holdings, Inc.	Delaware
National Medical Services II, Inc.	Florida
National Outpatient Services Holdings, Inc.	Delaware
National Urgent Care, Inc.	Florida
Network Management Associates, Inc.	California
New Dimensions, LLC	Illinois
New England Physician Performance Network, LLC	Delaware
New H Acute, Inc.	Delaware
Newhope Imaging Center, Inc.	California
New Medical Horizons II, Ltd.	Texas
NICH GP Holdings, LLC	Delaware
NMC Lessor, L.P.	Texas
NME Headquarters, Inc.	California
NME Properties Corp.	Tennessee
NME Properties, Inc.	Delaware
NME Property Holding Co., Inc.	Delaware
NME Psychiatric Hospitals, Inc.	Delaware
NME Rehabilitation Properties, Inc.	Delaware
North Carolina Community Family Medicine, L.L.C.	North Carolina
North Fulton Cardiovascular Medicine, L.L.C.	Georgia
North Fulton Hospitalist Group, L.L.C.	Georgia
North Fulton Medical Center, Inc.	Georgia
North Fulton Primary Care Associates, L.L.C.	Georgia
North Fulton Primary Care - Willeo Rd., L.L.C.	Delaware
North Fulton Primary Care - Windward Parkway, L.L.C.	Georgia
North Fulton Primary Care - Wylie Bridge, L.L.C.	Georgia
North Fulton Pulmonary Specialists, L.L.C.	Georgia
North Fulton Women’s Consultants, L.L.C.	Georgia
North Miami Medical Center, Ltd.	Florida
NSMC Holdings, Inc.	Florida
NS Medical Billing Center, L.L.C.	Florida
NUCH of Georgia, L.L.C.	Georgia
NUCH of Massachusetts, LLC	Massachusetts
NUCH of Michigan, Inc.	Michigan
Okatie Surgical Partners, L.L.C.	South Carolina
Olive Branch Urgent Care #1, LLC	Mississippi

Name of Entity	State or Other Jurisdiction of Formation
OrNda Hospital Corporation	California
Orthopedic Associates of the Lowcountry, L.L.C.	South Carolina
Paley Institute Global, LLC	Florida
Palm Beach Gardens Community Hospital, Inc.	Florida
Park Plaza Hospital Billing Center, L.L.C.	Texas
PDN, L.L.C.	Texas
PHPS-CHM Acquisition, Inc.	Delaware
PHPS, Inc.	Arizona
Physician Performance Network, L.L.C.	Delaware
Physician Performance Network of Arizona, LLC	Delaware
Physician Performance Network of South Carolina, LLC	Delaware
Physician Performance Network of Tucson, LLC	Arizona
Physicians Performance Network of Houston	Texas
Physicians Performance Network of North Texas	Texas
Piedmont Behavioral Medicine Associates, LLC	South Carolina
Piedmont Cardiovascular Physicians, L.L.C.	South Carolina
Piedmont Carolina OB/GYN of York County, L.L.C.	South Carolina
Piedmont Carolina Vascular Surgery, L.L.C.	South Carolina
Piedmont/Carolinas Radiation Therapy, LLC	South Carolina
Piedmont East Urgent Care Center, L.L.C.	South Carolina
Piedmont Express Care at Sutton Road, L.L.C.	South Carolina
Piedmont Family Practice at Baxter Village, L.L.C.	South Carolina
Piedmont Family Practice at Rock Hill, L.L.C.	South Carolina
Piedmont Family Practice at Tega Cay, L.L.C.	South Carolina
Piedmont General Surgery Associates, L.L.C.	South Carolina
Piedmont Internal Medicine at Baxter Village, L.L.C.	South Carolina
Piedmont Physician Network, LLC	South Carolina
Piedmont Pulmonology, L.L.C.	South Carolina
Piedmont Surgical Specialists, L.L.C.	South Carolina
Piedmont Urgent Care and Industrial Health Centers, Inc.	South Carolina
Piedmont Urgent Care Center at Baxter Village, L.L.C.	South Carolina
Placentia-Linda Hospital, Inc.	California
Pleasanton Diagnostic Imaging, Inc.	California
PMC Physician Network, L.L.C.	South Carolina
PM CyFair Land Partners, LLC	Delaware
Practice Partners Management, L.P.	Texas
Premier ACO Physicians Network, LLC	California
Premier Health Plan Services, Inc.	California
Premier Medical Specialists, L.L.C.	Missouri
Pros Temporary Staffing, Inc.	Illinois
PSS Patient Solution Services, LLC	Texas
Republic Health Corporation of Rockwall County	Nevada
Resolute Health Physicians Network, Inc.	Texas

Name of Entity	State or Other Jurisdiction of Formation
Resolute Hospital Company, LLC	Delaware
RHC Parkway, Inc.	Delaware
Rheumatology Associates of Atlanta Medical Center, L.L.C.	Georgia
R.H.S.C. El Paso, Inc.	Texas
Rio Grande Valley Indigent Health Care Corporation	Texas
RLC, LLC	Arizona
Rock Bridge Surgical Institute, L.L.C.	Georgia
Saint Francis-Arkansas Physician Network, LLC	Arkansas
Saint Francis-Bartlett Physician Network, LLC	Tennessee
Saint Francis Cardiology Associates, L.L.C.	Tennessee
Saint Francis Cardiovascular Surgery, L.L.C.	Tennessee
Saint Francis Center for Surgical Weight Loss, L.L.C.	Tennessee
Saint Francis Hospital-Bartlett, Inc.	Tennessee
Saint Francis Hospital Billing Center, L.L.C.	Tennessee
Saint Francis Hospital Medicare ACO, LLC	Delaware
Saint Francis Hospital Pro Fee Billing, L.L.C.	Tennessee
Saint Francis Medical Partners, East, L.L.C.	Tennessee
Saint Francis Medical Partners, General Surgery, L.L.C.	Tennessee
Saint Francis Physician Network, LLC	Tennessee
Saint Francis Quality Alliance, LLC	Delaware
Saint Francis Surgical Associates, L.L.C.	Tennessee
Saint Vincent Physician Services, Inc.	Massachusetts
San Ramon Ambulatory Care, LLC	Delaware
San Ramon ASC, L. P.	California
San Ramon Regional Medical Center, LLC	Delaware
SFMP, Inc.	Tennessee
SFMPE - Crittenden, L.L.C.	Arkansas
Shelby Baptist Affinity, LLC	Alabama
Shelby Baptist Ambulatory Surgery Center, LLC	Alabama
Sierra Providence Healthcare Enterprises	Texas
Sierra Providence Health Network, Inc.	Texas
Sierra Vista Hospital, Inc.	California
Sinai-Grace Premier Clinical Management Services LLC	Michigan
SL-HLC, Inc.	Missouri
SLH Physicians, L.L.C.	Missouri
SLH Vista, Inc.	Missouri
SLUH Anesthesia Physicians, L.L.C.	Missouri
SMSJ Imaging Company, LLC	Delaware
SMSJ Tucson Holdings, LLC	Delaware
South Carolina East Cooper Surgical Specialists, L.L.C.	South Carolina

Name of Entity	State or Other Jurisdiction of Formation
South Carolina Health Services, LLC	South Carolina
South Carolina SeWee Family Medicine, L.L.C.	South Carolina
South Fulton Health Care Centers, Inc.	Delaware
SouthCare Physicians Group Neurology, L.L.C.	Georgia
SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.	Georgia
Southern Orthopedics and Sports Medicine, L.L.C.	South Carolina
Southern States Physician Operations, Inc.	North Carolina
Southwest Children’s Hospital, LLC	Delaware
Spalding Regional Medical Center, Inc.	Georgia
Spalding Regional OB/GYN, L.L.C.	Georgia
Spalding Regional Physician Services, L.L.C.	Georgia
Springfield Service Holding Corporation	Delaware
SRRMC Management, Inc.	Delaware
St. Christopher’s Pediatric Urgent Care Center - Allentown, L.L.C	Pennsylvania
St. Joseph’s Hospital Surgical Co-Management, LLC	Arizona
St. Mary’s Hospital Cardiovascular Co-Management LLC	Arizona
St. Mary’s Hospital Surgical Co-Management LLC	Arizona
St. Mary’s Levee Company, LLC	Arizona
St. Mary’s Medical Center, Inc.	Florida
Sun View Imaging, L.L.C.	New Mexico
Surgical & Bariatric Associates of Atlanta Medical Center, L.L.C.	Georgia
Surgical Clinical Excellence at Desert Regional, LLC	California
Sutton Road Pediatrics, L.L.C.	South Carolina
Sylvan Grove Hospital, Inc.	Georgia
T1 Security, LLC	Texas
Templeton Imaging, Inc.	California
Tenet Business Services Corporation	Texas
Tenet California, Inc.	Delaware
TenetCare Frisco, Inc.	Texas
Tenet Central Carolina Physicians, Inc.	North Carolina
Tenet EKG, Inc.	Texas
Tenet El Paso, Ltd.	Texas
Tenet Employment, Inc.	Texas
Tenet Finance Corp.	Delaware
Tenet Florida, Inc.	Delaware
Tenet Florida Physician Services II, L.L.C.	Florida
Tenet Florida Physician Services III, L.L.C.	Florida
Tenet Florida Physician Services, L.L.C.	Florida
Tenet Fort Mill, Inc.	South Carolina
Tenet Global Business Center, Inc.	Republic of the Philippines
Tenet HealthSystem Bucks County, L.L.C.	Pennsylvania
Tenet HealthSystem Graduate, L.L.C.	Pennsylvania
Tenet HealthSystem Hahnemann, L.L.C.	Pennsylvania

Name of Entity	State or Other Jurisdiction of Formation
Tenet HealthSystem Medical, Inc.	Delaware
Tenet HealthSystem Nacogdoches ASC GP, Inc.	Texas
Tenet HealthSystem Philadelphia, Inc.	Pennsylvania
Tenet HealthSystem Roxborough, LLC	Pennsylvania
Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.	Pennsylvania
Tenet Hilton Head Heart, L.L.C.	South Carolina
Tenet Hospitals Limited	Texas
Tenet Network Management, Inc.	Florida
Tenet Patient Safety Organization, LLC	Texas
Tenet Physician Resources, LLC	Delaware
Tenet Physician Services - Hilton Head, Inc.	South Carolina
Tenet Rehab Piedmont, Inc.	South Carolina
Tenet Relocation Services, L.L.C.	Texas
Tenet SC East Cooper Hospitalists, L.L.C.	South Carolina
Tenet South Carolina Gastrointestinal Surgical Specialists, L.L.C.	South Carolina
Tenet South Carolina Island Medical, L.L.C.	South Carolina
Tenet South Carolina Lowcountry OB/GYN, L.L.C.	South Carolina
Tenet South Carolina Mt. Pleasant OB/GYN, L.L.C.	South Carolina
Tenet Unifour Urgent Care Center, L.L.C.	North Carolina
Tenet Ventures, Inc.	Delaware
TFPS IV, L.L.C.	Florida
TH Healthcare, Ltd.	Texas
TH International Services Florida, LLC	Florida
TPR Practice Management, LLC	Delaware
TPS VI of PA, L.L.C.	Pennsylvania
TSPE, LLC	Texas
Tucson Hospital Holdings, Inc.	Delaware
Tucson Physician Group Holdings, LLC	Delaware
Turlock Imaging Services, LLC	California
Turlock Land Company, LLC	California
Twin Cities Community Hospital, Inc.	California
UCC Tucson Holdings, LLC	Delaware
Universal Medical Care Center, L.L.C.	Florida
USPI Holding Company, Inc.[1]	Delaware
Valley Baptist Lab Services, LLC	Texas
Valley Baptist Physician Performance Network	Texas
Valley Baptist Realty Company, LLC	Delaware
Valley Baptist Wellness Center, LLC	Texas
1 Subsidiaries of this entity, in which Tenet Healthcare Corporation directly and indirectly held a 95% ownership interest at December 31, 2020, are set forth in the table below.

Name of Entity	State or Other Jurisdiction of Formation
Valley Health Care Network	Texas
Vanguard Health Financial Company, LLC	Delaware
Vanguard Health Holding Company I, LLC	Delaware
Vanguard Health Holding Company II, LLC	Delaware
Vanguard Health Management, Inc.	Delaware
Vanguard Health Systems, Inc.	Delaware
Vanguard Holding Company I, Inc.	Delaware
Vanguard Holding Company II, Inc.	Delaware
Vanguard Medical Specialists, LLC	Delaware
Vanguard Physician Services, LLC	Delaware
VB Brownsville LTACH, LLC	Texas
VBOA ASC GP, LLC	Texas
VBOA ASC Partners, L.L.C.	Texas
VHM Services, Inc.	Massachusetts
VHS Acquisition Corporation	Delaware
VHS Acquisition Partnership Number 1, L.P	Delaware
VHS Acquisition Subsidiary Number 1, Inc.	Delaware
VHS Acquisition Subsidiary Number 3, Inc.	Delaware
VHS Acquisition Subsidiary Number 4, Inc.	Delaware
VHS Acquisition Subsidiary Number 5, Inc.	Delaware
VHS Acquisition Subsidiary Number 6, Inc.	Delaware
VHS Acquisition Subsidiary Number 7, Inc.	Delaware
VHS Acquisition Subsidiary Number 8, Inc.	Delaware
VHS Acquisition Subsidiary Number 9, Inc.	Delaware
VHS Acquisition Subsidiary Number 11, Inc.	Delaware
VHS Acquisition Subsidiary Number 12, Inc.	Delaware
VHS Arizona Heart Institute, Inc.	Delaware
VHS Brownsville Hospital Company, LLC	Delaware
VHS Chicago Market Procurement, LLC	Delaware
VHS Children’s Hospital of Michigan, Inc.	Delaware
VHS Detroit Businesses, Inc.	Delaware
VHS Detroit Receiving Hospital, Inc.	Delaware
VHS Detroit Ventures, Inc.	Delaware
VHS Harlingen Hospital Company, LLC	Delaware
VHS Harper-Hutzel Hospital, Inc.	Delaware
VHS Holding Company, Inc.	Delaware
VHS Huron Valley-Sinai Hospital, Inc.	Delaware
VHS Imaging Centers, Inc.	Delaware
VHS New England Holding Company I, Inc.	Delaware
VHS of Anaheim, Inc.	Delaware

Name of Entity	State or Other Jurisdiction of Formation
VHS of Arrowhead, Inc.	Delaware
VHS of Huntington Beach, Inc.	Delaware
VHS of Illinois, Inc.	Delaware
VHS of Michigan, Inc.	Delaware
VHS of Michigan Staffing, Inc.	Delaware
VHS of Orange County, Inc.	Delaware
VHS of Phoenix, Inc.	Delaware
VHS of South Phoenix, Inc.	Delaware
VHS Outpatient Clinics, Inc.	Delaware
VHS Phoenix Health Plan, Inc.	Delaware
VHS Physicians of Michigan	Michigan
VHS Rehabilitation Institute of Michigan, Inc.	Delaware
VHS San Antonio Imaging Partners, L.P.	Delaware
VHS San Antonio Partners, LLC	Delaware
VHS Sinai-Grace Hospital, Inc.	Delaware
VHS University Laboratories, Inc.	Delaware
VHS Valley Health System, LLC	Delaware
VHS Valley Holdings, LLC	Delaware
VHS Valley Management Company, Inc.	Delaware
VHS West Suburban Medical Center, Inc.	Delaware
VHS Westlake Hospital, Inc.	Delaware
Walker Baptist Affinity, LLC	Alabama
Walker Street Imaging Care, Inc.	California
Watermark Physician Services, Inc.	Illinois
West Boca Health Services, L.L.C.	Florida
West Boca Medical Center, Inc.	Florida
West Palm Healthcare Real Estate, Inc.	Florida
West Suburban Radiation Therapy Center, LLC	Delaware
Wilshire Rental Corp.	Delaware

Subsidiaries of USPI Holding Company, Inc.

Name of Entity	State or Other Jurisdiction of Formation
45th Street MOB, LLC	Florida
Abrazo Surgical Outpatient Center, LLC	Arizona
Advanced Ambulatory Surgical Care, L.P.	Missouri
Advanced Center for Surgery – Vero Beach, LLC	Florida
Advanced Regional Surgery Center, LLC	Indiana
Advanced Surgery Center of Bethesda, LLC	Maryland
Advanced Surgery Center of Metairie, LLC	Louisiana
Advanced Surgery Center of Northern Louisiana, LLC	Louisiana
Advanced Surgery Center of Sarasota, LLC	Florida
Advanced Surgery Center of Tampa, LLC	Florida
Advanced Surgical Care of Lutz, LLC	Florida
Advanced Surgical Care of St Louis, LLC	Missouri
Advanced Surgical Concepts, LLC	Louisiana
AdventHealth Surgery Center Celebration, LLC	Florida
AdventHealth Surgery Centers Central Florida, LLC	Florida
AdventHealth Surgery Center Mills Park, LLC	Florida
AdventHealth Surgery Center Wellswood, LLC	Florida
AdventHealth Surgery Centers West Florida, LLC	Florida
AdventHealth Surgery Center Winter Garden, LLC	Florida
AIG Holdings, LLC	Texas
AIGB Global, LLC	Texas
AIGB Group, Inc.	Delaware
AIGB Holdings, Inc.	Delaware
AIGB Management Services, LLC	Texas
Alabama Digestive Health Endoscopy Center, L.L.C.	Alabama
Alamo Heights Surgicare, L.P.	Texas
Alliance Surgery Birmingham, LLC	Delaware
Alliance Surgery, Inc.	Delaware
Ambulatory Surgical Associates, LLC	Tennessee
Ambulatory Surgical Center of Somerville, LLC	New Jersey
American Institute of Gastric Banding Phoenix, Limited Partnership	Arizona
American Institute of Gastric Banding, Ltd.	Texas
Anesthesia Partners of Gallatin, LLC	Tennessee
APN	Texas
ARC Worcester Center L.P.	Tennessee
Arizona Spine and Joint Hospital, LLC	Arizona
ASC of New Jersey LLC	New Jersey
ASC Old Co., LP	Delaware
Ascension Saint Thomas Lebanon Surgery Center, LLC	Tennessee
ASJH Joint Venture, LLC	Arizona
Atlantic Coast Surgical Suites, LLC	New Hampshire
Atlantic Health-USP Surgery Centers, L.L.C.	New Jersey

Name of Entity	State or Other Jurisdiction of Formation
Audubon Ambulatory Surgery Center, LLC	Colorado
Avita/USP Surgery Centers, L.L.C.	Ohio
Baptist Plaza Surgicare, L.P.	Tennessee
Baptist Surgery Center, L.P.	Tennessee
Baptist Women’s Health Center, LLC	Tennessee
Baptist/USP Surgery Centers, L.L.C.	Texas
Bartlett ASC, LLC	Tennessee
Beaumont Surgical Affiliates, Ltd.	Texas
Berkshire Eye, LLC	Pennsylvania
Bloomington ASC, LLC	Indiana
Blue Ridge/USP Surgery Centers, LLC	Tennessee
Bluffton Okatie Surgery Center, L.L.C.	South Carolina
Braselton Endoscopy Center, LLC	Georgia
Briarcliff Ambulatory Surgery Center, L.P.	Missouri
Bristol Ambulatory Surgery Center, LLC	Tennessee
Brookwood Baptist Health 3, LLC	Delaware
Brownsville Ambulatory Surgery Center, LLC	Texas
Camp Lowell Surgery Center, L.L.C.	Arizona
CareSpot of Austin, LLC	Delaware
CareSpot of Memphis, LLC	Delaware
Carmel Specialty Surgery Center, LLC	Indiana
Castle Rock Surgery Center, LLC	Colorado
Cedar Park Surgery Center, L.L.P.	Texas
Central Jersey Surgery Center, LLC	Georgia
Central Virginia Surgi-Center, L.P.	Virginia
Centura Ventures Surgery Centers, LLC	Colorado
Centura/USP Colorado Springs Surgery Centers, L.L.C.	Colorado
Chandler Endoscopy Ambulatory Surgery Center, LLC	Arizona
Charlotte Endoscopic Surgery Center, LLC	Florida
Chattanooga Pain Management Center, LLC	Delaware
Chesterfield Ambulatory Surgery Center, L.P.	Missouri
CHIC/USP Surgery Centers, LLC	Colorado
Chico Surgery Center, L.P.	California
Clarksville Surgery Center, LLC	Tennessee
Coast Surgery Center, L.P.	California
Colorado GI Centers, LLC	Colorado
Compass Surgical Partners Holdings of Asheville, LLC	North Carolina
Compass Surgical Partners Holdings of Odessa, LLC	North Carolina
Compass Surgical Partners Holdings of Raleigh, LLC	North Carolina
Compass Surgical Partners Holdings of St. Petersburg, LLC	North Carolina

Name of Entity	State or Other Jurisdiction of Formation
Compass Surgical Partners Holdings of Tampa, LLC	North Carolina
Compass Surgical Partners Holdings of Waco, LLC	North Carolina
Compass Surgical Partners Holdings of Winston-Salem, LLC	North Carolina
Conroe Surgery Center 2, LLC	Texas
Coral Ridge Outpatient Center, LLC	Florida
Corpus Christi Surgicare, Ltd.	Texas
CreAtiv Management Company, Inc.	Florida
Covenant/USP Surgery Centers, LLC	Tennessee
Creekwood Surgery Center, L.P.	Missouri
Crown Point Surgery Center, LLC	Colorado
CS/USP General Partner, LLC	Texas
CS/USP Surgery Centers, LP	Texas
Delray Beach ASC, LLC	Florida
Denville Surgery Center, LLC	New Jersey
Desert Ridge Outpatient Surgery, LLC	Arizona
Desoto Surgicare Partners, Ltd.	Texas
Destin Surgery Center, LLC	Florida
DeTar/USP Surgery Center, LLC	Texas
DH/USP SJOSC Investment Company, L.L.C.	Arizona
Dignity/USP Phoenix Surgery Centers II, LLC	Arizona
Doctors Outpatient Surgery Center of Jupiter, L.L.C.	Florida
East Atlanta Endoscopy Centers, LLC	Georgia
East West Surgery Center, L.P.	Georgia
Eastgate Building Center, L.L.C.	Ohio
El Mirador Surgery Center, L.L.C.	California
El Paso Center for Gastrointestinal Endoscopy, LLC	Texas
El Paso Day Surgery, LLC	Texas
El Paso Urology Surgery Center Curie, LLC	Texas
Emanate/USP Surgery Centers, LLC	California
Encinitas Endoscopy Center, LLC	California
Endoscopy Consultants, LLC	Georgia
EPIC ASC, LLC	Kansas
Eye Center of Nashville UAP, LLC	Tennessee
Eye Surgery Center of Nashville, LLC	Tennessee
Flatirons Surgery Center, LLC	Colorado
Fort Worth Hospital Real Estate, LP	Texas
Foundation Bariatric Hospital of San Antonio, LLC	Texas
Foundation San Antonio Borrower Sub, LLC	Texas
Franklin Endo UAP, LLC	Tennessee
Franklin Endoscopy Center, LLC	Tennessee

Name of Entity	State or Other Jurisdiction of Formation
Frontenac Ambulatory Surgery & Spine Care Center, L.P.	Missouri
GAB Endoscopy Center, LLC	Texas
Gainesville Endoscopy Center, LLC	Georgia
Gainesville Endoscopy ASC, LLC	Georgia
Gamma Surgery Center, LLC	Delaware
GCSA Ambulatory Surgery Center, LLC	Texas
Georgia Endoscopy Center, LLC	Georgia
Georgia Musculoskeletal Network, Inc.	Georgia
GIA/USP Surgery Centers, LLC	Delaware
Glen Echo Surgery Center, LLC	Maryland
Golden Ridge ASC, LLC	Colorado
Great Lakes Surgical Suites, LLC	Indiana
Greenville Physicians Surgery Center, LLP	Texas
Greenwood ASC, LLC	Delaware
Hagerstown Surgery Center, LLC	Maryland
Harbor Heights Surgery Center, LLC	Maryland
Harvard Park Surgery Center, LLC	Colorado
Haymarket Surgery Center, LLC	Virginia
Health Horizons of Kansas City, Inc.	Tennessee
Health Horizons of Murfreesboro, Inc.	Tennessee
Health Horizons/Piedmont Joint Venture, LLC	Tennessee
Healthmark Partners, Inc.	Delaware
Hill Country ASC Partners, LLC	Texas
Hill Country Surgery Center, LLC	Texas
HKRI Holdings, LLC	North Carolina
HMHP/USP Surgery Centers, LLC	Ohio
Holston Valley Ambulatory Surgery Center, LLC	Tennessee
Houston PSC, L.P.	Texas
HSS Palm Beach Ambulatory Surgery Center, LLC	Florida
HSS/USP Surgery Center, LLC	Florida
Hyde Park Surgery Center, LLC	Texas
Intracoastal Surgery Center, LLC	Florida
Jacksonville Endoscopy Centers, LLC	Florida
KHS Ambulatory Surgery Center LLC	New Jersey
KHS/USP Surgery Centers, LLC	New Jersey
Kingsport Ambulatory Surgery Center, LLC	Tennessee
Lake Endoscopy Center, LLC	Florida
Lancaster Specialty Surgery Center, LLC	Ohio
Lebanon Endoscopy Center, LLC	Tennessee
Legacy Warren Partners, L.P.	Texas

Name of Entity	State or Other Jurisdiction of Formation
Leonardtown Surgery Center, LLC	Maryland
Longleaf Surgery Center, LLC	Florida
Lubbock ASC Holding Co, LLC	Texas
Magnolia Surgery Center Limited Partnership	Delaware
Manchester Ambulatory Surgery Center, LP	Missouri
Maple Lawn Surgery Center, LLC	Maryland
Marion Surgery Center, LLC	Florida
MASC Partners, LLC	Missouri
Mason Ridge Ambulatory Surgery Center, L.P.	Missouri
McLaren ASC of Flint, LLC	Michigan
Medical House Staffing, LLC	Texas
Medplex Outpatient Surgery Center, Ltd.	Alabama
Memorial Hermann Bay Area Endoscopy Center, LLC	Texas
Memorial Hermann Endoscopy & Surgery Center North Houston, L.L.C.	Texas
Memorial Hermann Endoscopy Center North Freeway, LLC	Texas
Memorial Hermann Specialty Hospital Kingwood, L.L.C.	Texas
Memorial Hermann Sugar Land Surgical Hospital, L.L.P.	Texas
Memorial Hermann Surgery Center Brazoria, LLC	Texas
Memorial Hermann Surgery Center Cypress, LLC	Texas
Memorial Hermann Surgery Center Kingsland, L.L.C.	Texas
Memorial Hermann Surgery Center Kirby, LLC	Texas
Memorial Hermann Surgery Center Main Street, LLC	Texas
Memorial Hermann Surgery Center Pinecroft, LLC	Texas
Memorial Hermann Surgery Center Preston Road, Ltd.	Texas
Memorial Hermann Surgery Center Richmond, LLC	Texas
Memorial Hermann Surgery Center Woodlands Parkway, LLC	Texas
Memorial Hermann Texas International Endoscopy Center, LLC	Texas
Memorial Hermann/USP Surgery Centers II, L.P.	Texas
Memorial Hermann/USP Surgery Centers IV, LLP	Texas
Memorial Hermann West Houston Surgery Center, LLC	Texas
Memorial Surgery Center, LLC	Oklahoma
Metro Specialty Surgery Center, LLC	Indiana
Metro Surgery Center, LLC	Delaware
Metropolitan Medical Partners, LLC	Maryland
MH/USP Bay Area, LLC	Texas
MH/USP Brazoria, LLC	Texas
MH/USP Kingsland, LLC	Texas
MH/USP Kingwood, LLC	Texas
MH/USP Kirby, LLC	Texas
MH/USP Main Street, LLC	Texas

Name of Entity	State or Other Jurisdiction of Formation
MH/USP North Freeway, LLC	Texas
MH/USP North Houston, LLC	Texas
MH/USP Richmond, LLC	Texas
MH/USP Sugar Land, LLC	Texas
MH/USP TMC Endoscopy, LLC	Texas
MH/USP West Houston, L.L.C.	Texas
MH/USP Woodlands Parkway, LLC	Texas
Miami Surgical Suites, LLC	Florida
Mid Rivers Ambulatory Surgery Center, L.P.	Missouri
Mid-State Endoscopy Center, LLC	Tennessee
Mid State Endo UAP, LLC	Tennessee
Middle Tennessee Ambulatory Surgery Center, L.P.	Delaware
Midland Memorial/USP Surgery Centers, LLC	Texas
Midland Texas Surgical Center, LLC	Texas
Midwest Digestive Health Center, LLC	Missouri
Midwest Specialty Surgery Center, LLC	Indiana
Millennium Surgical Center, LLC	New Jersey
Minimally Invasive Surgicenter LLC	Florida
Minimally Invasive Surgicenter of Delray, LLC	Florida
Monocacy Surgery Center, LLC	Maryland
Mountain Empire Surgery Center, L.P.	Georgia
MSV Health/USP Surgery Centers, LLC	South Carolina
Munster Specialty Surgery Center, LLC	Indiana
Murdock Ambulatory Surgery Center, LLC	Florida
MVH/USP Surgery Centers, LLC	Pennsylvania
National Surgery Center Holdings, Inc.	Delaware
New Horizons Surgery Center, LLC	Ohio
NKCH/USP Briarcliff GP, LLC	Missouri
NKCH/USP Liberty GP, LLC	Missouri
NKCH/USP Surgery Centers II, L.L.C.	Missouri
NMC Surgery Center, L.P.	Texas
North Anaheim Surgery Center, LLC	California
North Atlantic Surgical Suites, LLC	New Hampshire
North Campus Surgery Center, LLC	Missouri
North Denver Musculoskeletal Surgical Partners, LLC	Colorado
North Haven Surgery Center, LLC	Connecticut
North Shore Same Day Surgery, L.L.C.	Illinois
North Shore Surgical Suites, LLC	Wisconsin
NorthPointe Surgical Suites, LLC	Ohio
Northridge Surgery Center, L.P.	Tennessee

Name of Entity	State or Other Jurisdiction of Formation
NorthShore/USP Surgery Centers II, L.L.C.	Illinois
Northwest Georgia Orthopaedic Surgery Center, LLC	Georgia
Northwest Regional ASC, LLC	Delaware
Northwest Regional Surgery Center, LLC	Indiana
Northwest Surgery Center, Ltd.	Texas
Novant Health/USP Surgery Centers, LLC	North Carolina
Novant/UVA/USP Surgery Centers, LLC	Virginia
NSCH GP Holdings, LLC	Delaware
NSCH/USP Desert Surgery Centers, L.L.C.	Delaware
NSN Revenue Resources, LLC	Florida
The Old Bridge Surgery Center, LLC	Delaware
Old Tesson Surgery Center, L.P.	Missouri
Olive Ambulatory Surgery Center, LLC	Missouri
Ophthalmology Anesthesia Services, LLC	Florida
Ophthalmology Surgery Center of Orlando, LLC	Florida
Optimum Spine Center, LLC	Georgia
Orlando Health/USP Surgery Centers, L.L.C.	Florida
OrthoArizona Surgery Center Gilbert, LLC	Arizona
OrthoLink ASC Corporation	Tennessee
OrthoLink Physicians Corporation	Delaware
OrthoLink Radiology Services Corporation	Tennessee
OrthoLink/ Georgia ASC, Inc.	Georgia
OrthoLink/New Mexico ASC, Inc.	Georgia
The Outpatient Center, LLC	Florida
Oxford Ambulatory Surgery Center, LLC	Connecticut
Pacific Endoscopy and Surgery Center, LLC	California
Pacific Endo-Surgical Center, L.P.	California
PAHS/USP Surgery Centers, LLC	Colorado
Palm Beach International Surgery Center, LLC	Florida
ParkCreek ASC, LLC	Florida
Parkwest Surgery Center, L.P.	Tennessee
Patient Partners, LLC	Tennessee
Peak Gastroenterology ASC, LLC	Colorado
Pediatric Surgery Center – Odessa, LLC	Florida
Pediatric Surgery Centers, LLC	Florida
Physician’s Surgery Center of Chattanooga, L.L.C.	Tennessee
Physician’s Surgery Center of Knoxville, LLC	Tennessee
Physicians Surgery Center of Tempe, LLC	Oklahoma
Piccard Surgery Center, LLC	Maryland
Piedmont ASC, LLC	North Carolina

Name of Entity	State or Other Jurisdiction of Formation
Point of Rocks Surgery Center, LLC	Maryland
Porter Musculoskeletal Surgery Center, LLC	Colorado
Potomac View Surgery Center, LLC	Maryland
Premier Adult and Children’s Surgery Center, LLC	Florida
Premier ASC LLC	New Jersey
Premier Endoscopy ASC, LLC	Arizona
Prince William Ambulatory Surgery Center, LLC	Virginia
Professional Anesthesia Services LLC	Arizona
Providence/UCLA/USP Surgery Centers, LLC	California
Providence/USP Santa Clarita GP, LLC	California
Providence/USP South Bay Surgery Centers, L.L.C.	California
Providence/USP Surgery Centers, L.L.C.	California
Pueblo Ambulatory Surgery Center, LLC	Colorado
RE Plano Med, Inc.	Texas
Reading Ambulatory Surgery Center, L.P.	Pennsylvania
Reading Endoscopy Center, LLC	Delaware
Reagan Street Surgery Center, LLC	California
Red Cedar Surgery Center, LLC	Michigan
Redmond Surgery Center, LLC	Tennessee
Resurgens Surgery Center, LLC	Georgia
Riva Road Surgery Center, LLC	Maryland
River North Same Day Surgery, L.L.C.	Illinois
Riverside Ambulatory Surgery Center, LLC	Missouri
Rock Hill Surgery Center, LLC	South Carolina
Rockville Surgical Suites, LLC	Maryland
Rocky Mountain Endoscopy Centers, LLC	Colorado
Roswell Surgery Center, L.L.C.	Georgia
Safety Harbor ASC Company, LLC	Florida
Saint Francis Surgery Center, L.L.C.	Tennessee
Saint Thomas Campus Surgicare, L.P.	Tennessee
Saint Thomas Surgery Center New Salem, LLC	Tennessee
Saint Thomas/USP – Baptist Plaza, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers II, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers, L.L.C.	Tennessee
Salmon Surgery Center, LLC	Washington
Same Day Management, L.L.C.	Illinois
Same Day Surgery, L.L.C.	Illinois
San Antonio Endoscopy, L.P.	Texas
San Fernando Valley Surgery Center, L.P.	California
San Gabriel Valley Surgical Center, L.P.	California

Name of Entity	State or Other Jurisdiction of Formation
San Ramon Network Joint Venture, LLC	Delaware
Santa Barbara Outpatient Surgery Center, LLC	California
Santa Clarita Surgery Center, L.P.	California
Savannah Endoscopy Ambulatory Surgery Center, LLC	Georgia
Schertz Surgery Center, LLC	Texas
Scripps/USP Surgery Centers 2, LLC	California
SCNRE, LLC	Texas
Scottsdale Endoscopy ASC, LLC	Arizona
Seaside Surgery Center, LLC	Florida
Shore Outpatient Surgicenter, L.L.C.	Georgia
Shoreline Real Estate Partnership, LLP	Texas
Shoreline Surgery Center, LLP	Texas
Sierra Vista Surgery Center, LLC	California
Silver Cross Ambulatory Surgery Center, LLC	Illinois
Silver Cross/USP Surgery Centers, LLC	Illinois
SLPA ACO, LLC	Missouri
Solantic Development, LLC	Delaware
Solantic Holdings Corporation	Delaware
South County Outpatient Endoscopy Services, L.P.	Missouri
South Denver Musculoskeletal Surgical Partners, LLC	Colorado
South Florida Ambulatory Surgical Center, LLC	Florida
South Plains Endoscopy Associates, LLC	Texas
Southeast Ohio Surgical Suites, LLC	Ohio
The Southeastern Spine Institute Ambulatory Surgery Center, L.L.C.	South Carolina
Southwest Endoscopy, LLC	Arizona
Southwestern Ambulatory Surgery Center, LLC	Pennsylvania
Specialty Surgicenters, Inc.	Georgia
SSI Holdings, Inc.	Georgia
St. Augustine Endoscopy Center, LLC	Florida
St. Joseph’s Outpatient Surgery Center, LLC	Arizona
St. Louis Physician Alliance, LLC	Missouri
St. Louis Surgical Center, LC	Missouri
St. Louis Urology Center, LLC	Missouri
St. Luke’s/USP Surgery Centers, LLC	Missouri
St. Vincent Health/USP, LLC	Indiana
St. Vincent/USP Surgery Centers, LLC	Arkansas
Suburban Endoscopy Center, LLC	New Jersey
Summit View Surgery Center, LLC	Colorado
SurgCenter at Paradise Valley, LLC	Arizona
SurgCenter Camelback, LLC	Arizona
SurgCenter Clearwater, LLC	Florida

Name of Entity	State or Other Jurisdiction of Formation
SurgCenter Northeast, LLC	Florida
SurgCenter of Deer Valley, LLC	Arizona
SurgCenter of Glen Burnie, LLC	Maryland
SurgCenter of Greater Dallas, LLC	Texas
SurgCenter of Greater Jacksonville, LLC	Florida
SurgCenter of Northern Baltimore, LLC	Maryland
SurgCenter of Palm Beach Gardens, LLC	Florida
SurgCenter of Pine Ridge, LLC	Florida
SurgCenter of Silver Spring, LLC	Maryland
SurgCenter of Southern Maryland, LLC	Maryland
SurgCenter of St. Lucie, LLC	Florida
SurgCenter of the Potomac, LLC	Maryland
SurgCenter of White Marsh, LLC	Maryland
SurgCenter Pinellas, LLC	Florida
SurgCenter Tucson, LLC	Arizona
Surgery Affiliate of El Paso, LLC	Texas
The Surgery Center at Jensen Beach, LLC	Florida
Surgery Center at Mount Pleasant, LLC	South Carolina
Surgery Center at University Park, LLC	Florida
Surgery Center of Columbia, L.P.	Missouri
Surgery Center of Coral Gables, LLC	Florida
Surgery Center of Okeechobee, LLC	Florida
Surgery Center of Pembroke Pines, L.L.C.	Florida
Surgery Center of Peoria, L.L.C.	Oklahoma
Surgery Center of Santa Barbara, LLC	California
Surgery Center of Scottsdale, LLC	Oklahoma
Surgery Centers of America II, L.L.C.	Oklahoma
Surgery Centre of SW Florida, LLC	Florida
Surgical Center Development #3, LLC	Nevada
Surgical Center Development #4, LLC	Nevada
Surgical Elite of Avondale, L.L.C.	Arizona
Surgical Health Partners, LLC	Tennessee
Surgical Institute Management, LLC	Pennsylvania
Surgical Institute of Reading, LLC	Pennsylvania
Surgicare of Miramar, L.L.C.	Florida
Surginet, Inc.	Tennessee
Surgis Management Services, Inc.	Tennessee
Surgis of Chico, Inc.	Tennessee
Surgis of Phoenix, Inc.	Tennessee
Surgis of Redding, Inc.	Tennessee
Surgis of Victoria, Inc.	Tennessee
Surgis, Inc.	Delaware
Tamarac Surgery Center, LLC	Florida
Tampa Bay Joint and Spine, LLC	Florida

Name of Entity	State or Other Jurisdiction of Formation
Tempe New Day Surgery Center, LP	Arizona
TENN SM, LLC	Tennessee
Terre Haute Surgical Center, LLC	Indiana
Teton Outpatient Services, LLC	Wyoming
Texan Ambulatory Surgery Center, L.P.	Texas
Texas Orthopedics Surgery Center, LLC	Texas
Theda Oaks Gastroenterology & Endoscopy Center, LLC	Texas
Three Springs ASC, LLC	Colorado
Timonium Surgery Center, LLC	Maryland
Titan Health Corporation	Delaware
Titan Health of Chattanooga, Inc.	California
Titan Health of Hershey, Inc.	California
Titan Health of Mount Laurel, LLC	California
Titan Health of North Haven, Inc.	California
Titan Health of Pittsburgh, Inc.	California
Titan Health of Pleasant Hills, Inc.	California
Titan Health of Princeton, Inc.	California
Titan Health of Sacramento, Inc.	California
Titan Health of Saginaw, Inc.	California
Titan Health of Titusville, Inc.	California
Titan Health of West Penn, Inc.	California
Titan Health of Westminster, Inc.	California
Titan Management Corporation	California
Titusville Center for Surgical Excellence, LLC	Delaware
TLC ASC, LLC	Florida
TOSCA ASC Holdings, LLC	Delaware
TOPS Specialty Hospital, Ltd.	Texas
Treasure Coast ASC, LLC	Florida
The Tresanti Surgical Center, LLC	California
Trinity Health of New England/USP Surgery Centers, L.L.C.	Connecticut
True Medical Weight Loss, L.P.	Texas
True Medical Wellness, LP	Texas
True Results Georgia, Inc.	Georgia
True Results HoldCo, LLC	Delaware
True Results Missouri, LLC	Missouri
Tucson Digestive Institute, LLC	Arizona
Twin Cities Ambulatory Surgery Center, L.P.	Missouri
UAP Lebanon Endo, LLC	Tennessee
UAP Nashville Endoscopy, LLC	Tennessee
UAP of Arizona, Inc.	Arizona
UAP of California, Inc.	California
UAP of Missouri, Inc.	Missouri
UAP of New Jersey, Inc.	New Jersey
UAP of Oklahoma, Inc.	Oklahoma

Name of Entity	State or Other Jurisdiction of Formation
UAP of Tennessee, Inc.	Tennessee
UAP of Texas, Inc.	Texas
UAP Scopes, LLC	Missouri
UMC Surgery Center Lubbock, LLC	Texas
UMC-USP Surgery Centers, LLC	Texas
Underwood Surgery Center, LLC	Florida
United Anesthesia Partners, Inc.	Delaware
United Real Estate Development, Inc.	Texas
United Real Estate Holdings, Inc.	Texas
United Surgical Partners Holdings, Inc.	Delaware
United Surgical Partners International, Inc.	Delaware
University Surgery Center, Ltd.	Florida
Upper Bay Surgery Center, LLC	Maryland
USP 12th Ave Real Estate, Inc.	Texas
USP Acquisition Corporation	Delaware
USP Alexandria, Inc.	Louisiana
USP Assurance Company	Vermont
USP Athens, Inc.	Georgia
USP Atlanta, Inc.	Georgia
USP Austin, Inc.	Texas
USP Bariatric, LLC	Delaware
USP Beaumont, Inc.	Texas
USP Bergen, Inc.	New Jersey
USP Bloomington, Inc.	Indiana
USP Bridgeton, Inc.	Missouri
USP/Carondelet Tucson Surgery Centers, LLC	Arizona
USP Cedar Park, Inc.	Texas
USP Chesterfield, Inc.	Missouri
USP Chicago, Inc.	Illinois
USP Cincinnati, Inc.	Ohio
USP Coast, Inc.	California
USP Columbia, Inc.	Missouri
USP Connecticut, Inc.	Connecticut
USP Corpus Christi, Inc.	Texas
USP Creve Coeur, Inc.	Missouri
USP Denver, Inc.	Colorado
USP Des Peres, Inc.	Missouri
USP Destin, Inc.	Florida
USP Domestic Holdings, Inc.	Delaware
USP Effingham, Inc.	Illinois
USP Encinitas Endoscopy, Inc.	California
USP Fenton, Inc.	Missouri
USP Festus, Inc.	Missouri
USP Florissant, Inc.	Missouri

Name of Entity	State or Other Jurisdiction of Formation
USP Fort Lauderdale, Inc.	Florida
USP Fort Worth Hospital Real Estate, Inc.	Texas
USP Fredericksburg, Inc.	Virginia
USP Fresno, Inc.	California
USP Frontenac, Inc.	Missouri
USP Gateway, Inc.	Missouri
USP Harbour View, Inc.	Virginia
USP-HMH Surgery Center at Central Jersey, LLC	New Jersey
USP HMH Surgery Center at Shore, LLC	New Jersey
USP Houston, Inc.	Texas
USP Indiana, Inc.	Indiana
USP International Holdings, Inc.	Delaware
USP Jacksonville, Inc.	Florida
USP Jersey City, Inc.	New Jersey
USP Kansas City, Inc.	Missouri
USP Knoxville, Inc.	Tennessee
USP Little Rock, Inc.	Arkansas
USP Long Island, Inc.	Delaware
USP Louisiana, Inc.	Louisiana
USP Lubbock, Inc.	Texas
USP Maryland, Inc.	Maryland
USP Mason Ridge, Inc.	Missouri
USP Mattis, Inc.	Missouri
USP Michigan, Inc.	Michigan
USP Midland Real Estate, Inc.	Texas
USP Midland, Inc.	Texas
USP Midwest, Inc.	Illinois
USP Mission Hills, Inc.	California
USP Montana, Inc.	Montana
USP Morris, Inc.	New Jersey
USP Mt. Vernon, Inc.	Illinois
USP Nevada Holdings, LLC	Nevada
USP Nevada, Inc.	Nevada
USP New Hampshire, Inc.	New Hampshire
USP New Jersey, Inc.	New Jersey
USP Newport News, Inc.	Virginia
USP North Carolina, Inc.	North Carolina
USP North Kansas City, Inc.	Missouri
USP North Texas, Inc.	Delaware
USP Northwest Arkansas, Inc.	Arkansas
USP Office Parkway, Inc.	Missouri
USP Ohio RE, Inc.	Ohio
USP OKC, Inc.	Oklahoma
USP OKC Manager, Inc.	Oklahoma

Name of Entity	State or Other Jurisdiction of Formation
USP Oklahoma, Inc.	Oklahoma
USP Olive, Inc.	Missouri
USP Orlando, Inc.	Florida
USP Philadelphia, Inc.	Pennsylvania
USP Phoenix, Inc.	Arizona
USP Portland, Inc.	Oregon
USP Reading, Inc.	Pennsylvania
USP Richmond II, Inc.	Virginia
USP Richmond, Inc.	Virginia
USP Sacramento, Inc.	California
USP San Antonio, Inc.	Texas
USP Santa Barbara Surgery Centers, Inc.	California
USP Securities Corporation	Tennessee
USP Silver Cross, Inc.	Illinois
USP Siouxland, Inc.	Iowa
USP Somerset, Inc.	New Jersey
USP South Carolina, Inc.	Delaware
USP Southlake RE, Inc.	Texas
USP/SOS Joint Venture, LLC	Oklahoma
USP St. Louis, Inc.	Missouri
USP St. Louis Urology, Inc.	Missouri
USP St. Peters, Inc.	Missouri
USP Sunset Hills, Inc.	Missouri
USP Tennessee, Inc.	Tennessee
USP Texas Air, L.L.C.	Texas
USP Texas, L.P.	Texas
USP TJ STL, Inc.	Missouri
USP Torrance, Inc.	California
USP Tucson, Inc.	Arizona
USP Turnersville, Inc.	New Jersey
USP Virginia Beach, Inc.	Virginia
USP Washington, Inc.	Washington
USP Waxahachie Management, L.L.C.	Texas
USP Webster Groves, Inc.	Missouri
USP West Covina, Inc.	California
USP Westwood, Inc.	California
USP Winter Park, Inc.	Florida
USP Wisconsin, Inc.	Wisconsin
USPI Group Holdings, Inc.	Delaware
USPI Holdings, Inc.	Delaware
USPI Physician Strategy Group, LLC	Texas
USPI San Diego, Inc.	California
USPI Stockton, Inc.	California
USPI Surgical Services, Inc.	Delaware

Name of Entity	State or Other Jurisdiction of Formation
Utica/USP Tulsa, L.L.C.	Oklahoma
Valley Baptist Surgery Center, LLC	Texas
Valley Baptist Surgery Center Real Estate, LLC	Texas
Ventana Surgical Center, LLC	California
Veroscan, Inc.	Delaware
Victoria Ambulatory Surgery Center, L.P.	Delaware
Warner Park Surgery Center, LLC	Arizona
Webster Ambulatory Surgery Center, L.P.	Missouri
Wellington Endo, LLC	Florida
Wellstar/USP Joint Venture I, LLC	Georgia
Wellstar/USP Joint Venture II, LLC	Georgia
West Bozeman Surgery Center, LLC	Montana
Westgate Surgery Center, LLC	Arizona
Westlake Hospital, LLC	Texas
Westlawn Surgery Center, LLC	Tennessee
Westminster Surgery Center, LLC	Maryland
Westminster Surgery Centers, LLC	Colorado
WHASA, L.C.	Texas
White Fence Surgical Suites, LLC	Ohio
Wilmington Endoscopy Center, LLC	North Carolina
Windsor Mill Surgery Center, LLC	Maryland
Winter Haven Ambulatory Surgical Center, L.L.C.	Florida
Wisconsin Specialty Surgery Center, LLC	Wisconsin
Wymark Surgery Center, LLC	California